Exhibit 99.1
                                                    Trenwick America Corporation

                   UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF

In re: Trenwick America Corporation       Case No.                03-12635(MFW)
                                          Reporting Period:      September 2003

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Document      Explanation
Required Documents                                                      Form No.               Attached       Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (Con't)          Yes
     Copies of bank statements                                                                 Yes
     Cash disbursements journals                                                               Yes
Statement of Operations                                                 MOR-2                  Yes
Balance Sheet                                                           MOR-3                  Yes
Status of Postpetition Taxes                                            MOR-4                  Yes
     Copies of IRS Form 6123 or payment receipt                                                Yes
     Copies of tax returns filed during reporting period                                       Yes
Summary of Unpaid Postpetition Debts                                    MOR-4                  Yes
     Listing of aged accounts payable                                                          Yes
Accounts Receivable Reconciliation and Aging                            MOR-5                  Yes
Debtor Questionnaire                                                    MOR-5                  Yes
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                October 20, 2003
---------------------------------------          ------------------------------
Signature of Debtor                              Date


/s/ Alan L. Hunte                                October 20, 2003
---------------------------------------          -----------------------
Signature of Joint Debtor                        Date


/s/ Alan L. Hunte                                October 20, 2003
---------------------------------------          -----------------------
Signature of Authorized Individual*              Date


Alan L. Hunte                                    October 20, 2003
---------------------------------------          -----------------------
Printed Name of Authorized Individual*           Date

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re: Trenwick America Corporation                 Case No.      03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period  September 2003

                                                     Bank Accounts
                                    Operating            Payroll       Tax       Other
                          -----------------------------------------------------------------
   Cash - Beg of Month              515,007.79           45,157.23      NA    4,102,258.04
                          -----------------------------------------------------------------

        Receipts:
       Cash Sales                           --                  --      --              --
      Accounts Rec.                         --                  --      --              --
    Loans & Advances                        --                  --      --              --
     Sale of Assets                         --                  --      --              --
        Deposits                    229,714.60                  --      --              --
          Other                         349.45          (15,014.02)     --              --
   Transfers (Interco)            2,212,938.11          738,467.51      --              --
                         ------------------------------------------------------------------

     Total Receipts               2,443,002.16          723,453.49      --              --
                         ------------------------------------------------------------------

     Disbursements:
       Net Payroll                          --         (444,796.77)     --              --
      Payroll Taxes                         --         (288,471.44)     --              --
 Sales, Use, & Other Tax                    --                  --      --              --
   Inventory Purchases                      --                  --      --              --
  Secured Rental/Leases            (146,068.58)                 --      --              --
        Insurance                           --                  --      --              --
     Administrative                (312,092.86)                 --      --              --
         Selling                            --                  --      --              --
          Other                             --                  --      --              --
     Transfers (PR)                (738,467.51)                 --      --              --
    Professional Fees                       --                  --      --              --
       Court Costs                          --                  --      --              --
                         ------------------------------------------------------------------

   Total Disbursements           (1,196,628.95)        (733,268.21)     --              --
                         ------------------------------------------------------------------

      Net Cash Flow               1,246,373.21           (9,814.72)     --              --
                         ------------------------------------------------------------------

   Cash: End of Month             1,761,381.00           35,342.51      --    4,102,258.04
                          =================================================================

         Other:           Operating

                          Overnight Investment Interest Earned - $349.45

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Bank Reconciliations
September 2003

The following bank accounts have been reconciled

             Operating:

             Location:               JPMorganChase, NY
                                     ABA No. 021-000-021

             Month End
            Book Balance              $ 1,761,381.00

             Vista/MM:

             Location:                JPMorganChase
                                      Fund No. 357

             Month End
            Book Balance               $ 9,535.88

Payroll: - bank statement not yet received

Independence Bank: reconciliation performed

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
September 2003

     Wires:

      Date                 Amount                  Vendor
--------------------------------------------------------------------------------

      4-Sep              $ 4,464.35   Eastern Benefit Systems, Inc
      4-Sep               74,651.22   New York Life Benefit Services Co.
     23-Sep                6,725.10   Bloomberg, LP


     Checks:

     Ck No.                Amount                  Vendor
--------------------------------------------------------------------------------

     107502                $ 864.00   Advanced Solutions, Inc.
     107503                  888.50   BMC Solutions, Inc.
     107504                  678.40   Blondie's Treehouse, Inc
     107505                  864.00   Business Wire
     107506                  681.15   CDW Computer Centers, Inc
     107507                  251.25   Ceridian Employer Services
     107508                6,681.15   Deman Application Development LLc
     107509                  256.50   Eastern Benefit Systems, Inc.
     107510              146,068.58   Equity Office Properties, L.L.C.
     107511                1,795.00   Executive Health EXAMS
     107512                   23.76   Federal Express Corporation
     107513                  212.35   Federal Express Corporation
     107514                  497.50   First Management Services, Inc.
     107515                7,977.56   Liebert Global Services
     107516                  149.00   Penton Techonology Media
     107517                3,737.00   Perfect Software
     107518                1,200.00   Propark, Inc.
     107519                7,918.40   Re Systems Group
     107520                   24.08   Royal Messenger Service
     107521                  127.98   Snet
     107522                3,442.00   SoftLanding Systems
     107523                9,236.00   Sungard Recovery Services Inc.
     107524                  425.00   TriTech Software Development Corporation
     107525                1,000.00   Ceridian Employer Services
     107526                  117.00   Eastern Benefit Systems, Inc.
     107527                2,751.00   Mercy College
     107528                   20.00   Perfect Software
     107529                  121.43   ADP - Investor Communication Services
     107530                  864.00   Advanced Solutions, Inc.
     107531                  545.64   Avalon/Ambassador Limousine
     107532                1,987.50   Best Software, Inc
     107533                6,333.50   CCH Incorporated
     107534                1,315.85   CDW Computer Centers, Inc

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

     107535                  857.75   Ceridian Employer Services
     107536                   69.99   Computer Book Direct
     107537                2,565.00   Deborah Aschheim
     107538                  688.76   Federal Express Corporation
     107539                  324.84   Ios Capital
     107540                  728.00   Joyce Van Lines, Inc.
     107541                2,863.50   MCI
     107542                  225.00   Mail Delivery Service of Stamford, LLC
     107543                  725.02   Marks Bros. Stationers, Inc.
     107544                    8.94   Penton Techonology Media
     107545                8,350.15   Propark, Inc.
     107546                   73.07   Skytel
     107547                2,664.38   Temco Service Industries, Inc.
     107548                   72.85   Velocity Express
     107549               30,000.00   Actuarial Risk Solutions
     107550               76,595.49   Anthem BCBSCT
     107551                  880.89   BMW Financial Services
     107552                  245.66   Ceridian Employer Services
     107553                   67.71   Charlene Seon
     107554                9,347.88   Delta Dental
     107555                  606.57   Federal Express Corporation
     107556                  355.85   Ios Capital
     107557                1,266.97   Marks Bros. Stationers, Inc.
     107558                  190.00   Mary A. Pagoto
     107559                   51.88   Pitney Bowes
     107560                1,984.00   Seagull Software Systems, Inc.
     107561                1,544.93   Silvana Griffith
     107562                  379.00   Thompson Publishing Group, Inc.
     107563                   78.85   Velocity Express
     107564                   70.00   Brennan,John
     107565                  649.00   Catherine Homola
     107566                  782.16   Damaris Rosado
     107567                  255.16   Hammond,Noreen A.
     107568                3,654.46   Hunte,Alan L.
     107572                2,285.73   Kiernan,Kenneth F.
     107573                  265.00   Lock,Eugene R.
     107574                1,531.05   Mary Burns
     107575                  140.64   O'Sullivan,Andrea
     107576                  143.69   Thomas,Richard R.
     107577                2,571.56   Tyler Jr.,Stanlee C.
     107578                2,571.56   Tyler Jr.,Stanlee C.
     107579                1,376.56   Tyler Jr.,Stanlee C.
     107580                  377.60   AT&T
     107581                  170.30   Connecticut Telephone
     107582                   13.29   Snet
     107583                2,595.00   TDWI World Conference
                       ------------

                        $372,320.77

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Intercompany Transfers
September 2003

               Transfer                                                      Transfer
                 From                       Date            Amount              To                            Purpose
---------------------------------------------------------------------------------------------------------------------------------
Trenwick America Reinsurance Corp          22-Sep        $ 978,293.71  Trenwick America Corp      Settle 8-31-03 Interco Balance
The Insurance Corp of New York             22-Sep          134,840.11  Trenwick America Corp      Settle 8-31-03 Interco Balance
The Insurance Corp of New York             22-Sep          110,864.61  Trenwick America Corp      Settle 8-31-03 Interco Balance

LaSalle Re Limited                         23-Sep           15,372.41  Trenwick America Corp      Settle 8-31-03 Interco Balance

Trenwick America Reinsurance Corp          24-Sep          973,567.27  Trenwick America Corp      Receipt of Tax Return Funds

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

               Trenwick America Corporation                                  Case No. 03-12635 (MFW)
----------------------------------------------------------                            --------------------------------
                          Debtor                                    Reporting Period: September 2003
                                                                                      --------------------------------
                                              Statement of Operations
                                                (Income Statement)

----------------------------------------------------------------------------------------------------------------------
                                                                          Month Ended                     Cumulative
REVENUES                                                                 September 2003                 Filing to Date
----------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                          $     108,981                   $     107,701
----------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                       --                              --
----------------------------------------------------------------------------------------------------------------------
Net Revenue                                                             $     108,981                   $     107,701
----------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                --                              --
----------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                     --                              --
----------------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                                  --                              --
----------------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                               --                              --
----------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                             --                              --
----------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                 --                              --
----------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                  108,981                         107,701
----------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
Advertising                                                                        --                              --
----------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                             --                              --
----------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                          --                              --
----------------------------------------------------------------------------------------------------------------------
Contributions                                                                      --                              --
----------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                        250                             250
----------------------------------------------------------------------------------------------------------------------
Insider compensation*                                                          67,698                          80,144
----------------------------------------------------------------------------------------------------------------------
Insurance                                                                           4                               5
----------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                        50,192                         149,995
----------------------------------------------------------------------------------------------------------------------
Office Expense                                                                    703                          12,259
----------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                    378                             734
----------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                            95                             132
----------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                         18,765                          28,000
----------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                         385                             927
----------------------------------------------------------------------------------------------------------------------
Supplies                                                                        1,622                           1,784
----------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                     244                             293
----------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                  --                              --
----------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                     6,000                           6,000
----------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                            2                               4
----------------------------------------------------------------------------------------------------------------------
Utilities                                                                          --                               3
----------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                         4,035                       3,673,355
----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                  150,375                       3,953,885
----------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                            45,452                          63,049
----------------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                               (86,846)                     (3,909,233)
----------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                            (16,950,138)                    (15,162,218)
----------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                   --                              --
----------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                    --                              --
----------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                             (17,036,984)                    (19,071,451)
----------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                  --                              --
----------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                        --                              --
----------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                                                --
----------------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                      4,520                          12,156
----------------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                  --                              --
----------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                    --                              --
----------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                   4,520                          12,156
----------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                       --                              --
----------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                       $ (17,032,465)                  $ (19,059,295)
----------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                            Month Ended            Cumulative
BREAKDOWN OF "OTHER" CATEGORY             September 2003         Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Audit Fees                                            --                 28,754
--------------------------------------------------------------------------------
Accounting & Tax Fees                                 --                 44,516
--------------------------------------------------------------------------------
Other Fees                                            --              3,594,254
--------------------------------------------------------------------------------
Data Processing                                    3,958                  5,730
--------------------------------------------------------------------------------
Seminars & Continuing Education                       76                    100
--------------------------------------------------------------------------------
Total Other Expenses                               4,035              3,673,355
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                (16,950,138)           (15,162,218)
--------------------------------------------------------------------------------
Total Other Income                           (16,950,138)           (15,162,218)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      --                     --
--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      --                     --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

               Trenwick America Corporation                                  Case No. 03-12635 (MFW)
----------------------------------------------------------                            --------------------------------------
                          Debtor                                    Reporting Period: September 2003
                                                                                      --------------------------------------
                                                       BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------
                                                                     BOOK VALUE AT END OF                      BOOK VALUE ON
                                   ASSETS                           CURRENT REPORTING MONTH                    PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                   --                             4,532,566
-----------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                5,812,025                                    --
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                   50,932,523                            48,745,299
-----------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                    --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Inventories                                                                         --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                               118,464                               503,054
-----------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                          21,000                                10,000
-----------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                         340,703                               327,755
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                     $  57,224,715                         $  54,118,674
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                      --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                             --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                    20,723,654                            20,723,654
-----------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                       3,485,693                             3,485,693
-----------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                            --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                              (16,103,278)                          (15,433,035)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                               $   8,106,069                         $   8,776,312
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                             257,507                               266,900
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                             248,633,709                           249,660,381
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                       $ 248,891,216                         $ 249,927,281
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $ 314,222,000                         $ 312,822,267
=============================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                      BOOK VALUE AT END OF                      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                         CURRENT REPORTING MONTH                    PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                64,191                                    --
-----------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                 --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                   68,598                                    --
-----------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                       --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Building/Equipment                                                    --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                           --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                   --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                            --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                               606,054                                    --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                           $     738,843                         $          --
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                        --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                       --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                             291,234,816                           289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                           $ 291,234,816                         $ 289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $ 291,973,659                         $ 289,648,446
-----------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                      100                                   100
-----------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                 298,877,085                           298,877,085
-----------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                           --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                              --                                    --
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings--Pre-Petition                                           (278,750,372)                         (278,750,372)
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings--Post-Petition                                           (19,059,296)                                   --
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                               21,180,824                             3,047,008
-----------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)               --                                    --
-----------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                         $  22,248,341                         $  23,173,821
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                     $ 314,222,000                         $ 312,822,267
=============================================================================================================================

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

               Trenwick America Corporation                                  Case No. 03-12635 (MFW)
----------------------------------------------------------                            --------------------------------
                          Debtor                                    Reporting Period: September 30, 2003
                                                                                      --------------------------------

                                             BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF                   BOOK VALUE ON
                    ASSETS                                      CURRENT REPORTING MONTH                  PETITION DATE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                340,703                              327,755
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                              1,198,532                            1,198,532
----------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                           247,435,043                          244,859,636
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                   134                            3,602,213
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                   248,633,709                          249,660,381
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF                    BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                    CURRENT REPORTING MONTH                   PETITION DATE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                       1,462,716                            1,333,307
----------------------------------------------------------------------------------------------------------------------
Interest Payable                                                      12,728,025                           12,728,025
----------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                          4,052,383                            2,601,759
----------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                     82,787,757                           82,787,757
----------------------------------------------------------------------------------------------------------------------
Indebtedness                                                         190,203,934                          190,197,598
----------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                 291,234,816                          289,648,446
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                        606,054                                    -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                  21,180,824                            3,047,008
----------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
------------------------------------                             ---------------
               Debtor                           Reporting Period: September 2003
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------------
                                                          Amount
                                          Beginning    Withheld or                             Check. No  Ending Tax
                                        Tax Liability    Accrued     Amount Paid   Date Paid    or EFT     Liability
=====================================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------------
Withholding                                  --         173,090          173,090   9/29,24,10      EFT         --
---------------------------------------------------------------------------------------------------------------------
FICA-Employee                                --          31,909           31,909   9/29,24,10      EFT         --
---------------------------------------------------------------------------------------------------------------------
FICA-Employer                                --          42,015           42,015   9/29,24,10      EFT         --
---------------------------------------------------------------------------------------------------------------------
Unemployment                                 --             142              142   9/29,24,10      EFT         --
---------------------------------------------------------------------------------------------------------------------
Income                                       --              --               --                               --
---------------------------------------------------------------------------------------------------------------------
Other:                                       --              --               --                               --
---------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                        --         247,156          247,156                               --
---------------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------------
Withholding                                  --          39,750           39,750   9/29,24,10      EFT         --
---------------------------------------------------------------------------------------------------------------------
Sales                                        --              --               --                               --
---------------------------------------------------------------------------------------------------------------------
Excise                                       --              --               --                               --
---------------------------------------------------------------------------------------------------------------------
Unemployment                                 --           1,566            1,566   9/29,24,10      EFT         --
---------------------------------------------------------------------------------------------------------------------
Real Property                                --              --               --                               --
---------------------------------------------------------------------------------------------------------------------
Personal Property                            --              --               --                               --
---------------------------------------------------------------------------------------------------------------------
Other:                                       --              --               --                               --
---------------------------------------------------------------------------------------------------------------------
  Total State and Local                      --          41,316           41,316                               --
---------------------------------------------------------------------------------------------------------------------
Total Taxes                                  --         288,472          288,472                    --         --
---------------------------------------------------------------------------------------------------------------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of Days Past Due
                                                ===============================================================================
                                                       Current       0-30        31-60        61-90        Over 90       Total
-------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                        64,191        --                                                64,191
-------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                           68,598                                                          68,598
-------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                               --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                           --
-------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               132,789        --           --           --             --      132,789
-------------------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re Trenwick America Corporation                       Case No. 03-12635 (MFW)
-----------------------------------                              ---------------
               Debtor                           Reporting Period: September 2003
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-----------------------------------------------------------------------      ----------------
Accounts Receivable Reconciliation                                                Amount
-----------------------------------------------------------------------      ----------------
Total Accounts Receivable at the beginning of the reporting period            50,605,554.25
-----------------------------------------------------------------------      ----------------
+ Amounts billed during the peiod                                              1,672,035.33
-----------------------------------------------------------------------      ----------------
- Amounts collected during the peiod                                          (1,345,066.80)
-----------------------------------------------------------------------      ----------------
Total Accounts Receivable at the end of the reporting period                  50,932,522.78
-----------------------------------------------------------------------      ----------------


-----------------------------------------------------------------------      ----------------
Accounts Receivable Aging                                                         Amount
-----------------------------------------------------------------------      ----------------
0 - 30 days old                                                                1,690,656.64
-----------------------------------------------------------------------      ----------------
31 - 60 days old                                                                 436,303.94
-----------------------------------------------------------------------      ----------------
61 - 90 days old                                                                   3,033.91
-----------------------------------------------------------------------      ----------------
91 + days old                                                                 59,989,346.29
-----------------------------------------------------------------------      ----------------
Total Accounts Receivable                                                     62,119,340.78
-----------------------------------------------------------------------      ----------------
Amount considered uncollectible (Bad Debt)                                   (11,186,818.00)
-----------------------------------------------------------------------      ----------------
Accounts Receivable (Net)                                                     50,932,522.78
-----------------------------------------------------------------------      ----------------

                          DEBTOR QUESTIONNAIRE

-----------------------------------------------------------------------      -----------------
Must be completed each month                                                   Yes       No
-----------------------------------------------------------------------      -----------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation
below.                                                                                    X
-----------------------------------------------------------------------      -----------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and
explanation below.                                                                        X
-----------------------------------------------------------------------      -----------------
3. Have all postpetition tax returns been timely filed? If no, provide
an explanation below.                                                           X
-----------------------------------------------------------------------      -----------------
4. Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation below.             X
-----------------------------------------------------------------------      -----------------

                                                                      FORM MOR-5
                                                                          (9/99)